Exhibit 99.1

1 1

2025 Highlights Leading with Vision, Growing with Purpose • Net income of $14.0 million or $2.19/share • Deposit growth of $155 million or 13.4% • Loan growth of $134 million or 12.8% • ROAA of 0.93% , ROAE of 10.38% ROA TCE of 13.22% • $278 million Residential Real Estate loans • Grew Wealth Management AUM by $18 million • Asset Quality Strong with NPAs covered by 344% • NIM elevated to 3.47% as we increased core deposits in all eight legacy markets • Received the Piper Sandler Small Cap All Star Award 2

• Adjusted Tangible Book Value expanded to $21.44 , up $2.00 /share or 12.5% • Returned Capital to our Stockholders • Market Cap rose $3 Million to $139 Million • Operating Revenue expanded by $8.6 Million • Marblehead Bank integrated into State Bank • Expanded our reach into new markets 2025 Highlights Leading with Vision, Growing with Purpose 3

2.75 2.50 2.25 2.00 1.75 1.50 1.25 1.00 0.75 0.50 0.25 0.00 0.00 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2020 2021 2022 2023 Peer Group Top Quartile* (L) 2024 2025 SBFG - EPS (R) EPS ($/Share) ROAA (%) SBFG (L) * Peer group consists of S&P 2025 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $1.0 billion and $2.77 billion. Peer Ranking* 77th Return On Average Assets (ROAA) 83rd 48th 62nd 62nd 60th 4

RRE $2.0M / 14% Retail/PCG $1.7M / 12% Peak $0.6M / 4% Commercial/SBA $8.9M / 64% WM $0.8M / 6% CONTRIBUTIONS 2025 ASSETS UNDER MANAGEMENT $3.6 BILLION NET INCOME 2025 NET INCOME $ 14.0 MILLION COMPRISED OF: • $1.6B Commercial Bank • $1.5B Residential Sold Portfolio • $566M Wealth Management • EPS $2.19/Share Unique Qualities 5

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 6

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 70

Increase Profitability THROUGH DIVERSIFICATION OF REVENUE STREAMS $0 $5 $10 $20 $0 $15 $30 $45 $60 $75 2020 2021 2022 2023 2024 2025 NET INCOME REVENUE (MIL) TOTAL REVENUE/NET INCOME Title Revenue Other SBA $15 Mortgage Service Charges Wealth Management Net Interest Margin Net Income 45.6% $66.1 Fee/Revenue 44.8% 31.5% $68.6 $57.6 31.1% $57.0 8 29.9% $56.9 26.1% $65.6

* Peer group consists of S&P Capital 2025 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $1.0 billion and $2.77 billion 50.0% 45.0% 40.0% 35.0% 30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 2020 2021 SBFG 2022 Peer Median* 2025 PERCENTAGE NON - INTEREST INCOME/ REVENUE 2023 2024 Peer 75th* Increase Profitability THROUGH DIVERSIFICATION OF REVENUE STREAMS 9

$694 $600 $313 $216 $261 $278 $0 $100 $200 $300 $400 $500 $600 $700 $800 $0 $5 $10 $15 $20 $25 $30 2020 NW Ohio 2021 Columbus 2022 Findlay 2023 Indy MORTGAGE VOLUME (MIL) MORTGAGE GAIN ON SALE (MIL) MORTGAGE GAIN ON SALE/VOLUME 2024 2025 Total $ Originations Cincinnati Increase Profitability THRO UGH DIVERSIFICATION OF REVENUE STREAMS 10

Increase Profitability $558 $618 $507 $502 $548 $565 $3.3 $3.8 $3.7 $3.5 $3.5 $3.5 $3.0 $3.1 $3.2 $3.3 $3.4 $3.5 $3.6 $3.7 $3.8 $3.9 $0 $100 $200 $300 $400 $500 $600 $700 2020 2021 2022 AUM (L) 2023 Revenue (R) 2024 2025 Wealth Management Revenue ($M) Wealth Management AUM ($M) THROUGH DIVERSIFICATION OF REVENUE STREAMS WEALTH MANAGEMENT AUM AND REVENUE GROWTH 11

Increase Profitability $35,930 $37,884 $39,399 $39,273 $39,922 $48,453 3.35% 3.06% 3.22% 3.16% 3.16% 3.47% 3.60% 3.50% 3.40% 3.30% 3.20% 3.10% 3.00% 2.90% 2.80% $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0 2020 2021 2025 Net Interest Margin Net Interest Income (000’s) Net Interest Income and Margin 2022 2023 Net Interest Income (L) 2024 NIM (R) 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 2022 2025 Deposit Costs THRO UGH DIVERSIFICATION OF REVENUE STREAMS Liability Cost Trends 2020 2021 Interest Bearing Deposit Costs 2023 Total Deposit Costs 2024 Cost of Funds 2.35% 1.78% 1.91% 12

Increase Profitability THROUGH DIVERSIFICATION OF REVENUE STREAMS $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 2020 2025 Net Income Revenue PEAK TITLE AGENCY 2021 2022 Revenue (L) 2023 2024 Net Income (R) 13

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 14

Marblehead Bank Acquisition 15

Proven Growth History

TOTAL ASSETS ($M)


4.2% Asset Growth CAGR
12/31/2020 – 12/31/2025
$1,650
$1,100
$550
$0
$1,258
$1,331
$1,336
$1,343
$1,380
$1,545
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y

TOTAL LOANS ($M)


6.2% Loan Growth CAGR
12/31/2020 – 12/31/2025
$1,500
$1,000
$500
$0
$873
$830
$962
$1,000
$1,047
$1,181
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y

TOTAL DEPOSITS ($M)


4.5% Deposit Growth CAGR
12/31/2020 – 12/31/2025
$1,500
$1,000
$500
$0
$1,049
$1,113
$1,087
$1,070
$1,153
$1,307
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y

NET INCOME ($M)


-1.3% Earnings Growth CAGR
12/31/2020 – 12/31/2025
$21
$14
$7
$0
$14.9
$18.3
$12.5
$12.1
$11.5
$14.0
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y

16

Loans (Net) 75% Securities 13% Cash & Due 5% Other 7% Commercial RE 50% HELOC 6% 1 - 4 Family 26% Agriculture 6% C&I 10% Consumer & Other 2% LOAN PORTFOLIO = $1.18 BILLION Strengthen Market Penetration IN ALL MARKETS SERVED Loan to Deposit December 2025 – 90% Top Quartile Performance TOTAL ASSETS = $1.55 BILLION 17

Borrowings 5% Deposits 85% Capital 9% Other 1% Time 21% MMDA 21% Savings 23% Interest Bearing 16% Non - Interest 19% DEPOSIT PORTFOLIO = $1.31 BILLION Strengthen Market Penetration IN ALL MARKETS SERVED Transactional deposits = 79% of total deposits Average cost of deposits = 178 bps* TOTAL FUNDING SOURCES $1.55 BILLION *December 2025 18

Strengthen Market Penetration IN ALL MARKETS SERVED $824,598 $956,541 $895,785 $814,696 $893,388 $1,033,944 $229,549 $156,504 $140,880 $255,509 $259,217 $273,300 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 2025 (000’s) Deposits 2020 2021 2022 Transaction Deposits 2023 2024 Time Deposits Total Deposits $1.31 B 19

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 20

BOWLING GREEN, TOLEDO & LAKE ERIE FULTON, WILLIAMS COUNTIES & ANGOLA Randy L. Moyer Tyson R. Moss Shaun N. Mack FINDLAY DEFIANCE, PAULDING & NAPOLEON Paul R. Fultz Stefan R. Hartman FORT WAYNE COLUMBUS Adam V. Graessle Expand Product Utilization 21 BY NEW AND EXISTING CUSTOMERS STRONG MARKET LEADERSHIP LIMA Andy S. Farley

Expand Product Utilization 2,109 2,322 2,525 2,805 3,347 3,925 0 1,000 4,000 3,000 2,000 2020 2024 2025 BY NEW AND EXISTING CUSTOMERS Business Online Banking Users 16,265 15,404 15,030 14,410 14,717 13,970 17,000 16,000 15,000 14,000 13,000 12,000 2020 2021 2022 2023 2024 2025 2021 2022 2023 Retail Online Banking Users 22

800 700 600 500 400 300 200 100 0 20.0 19.0 18.0 17.0 16.0 15.0 14.0 13.0 12.0 11.0 10.0 2021 2022 2023 2024 2025 IN - OFFICE TRANSACTIONS PER YEAR (000’s) ELECTRONIC TRANSACTIONS PER YEAR (Million) ELECTRONIC TRANSACTIONS & IN - OFFICE TRANSACTIONS Electronic Transactions (L) In - Office Transactions (R) Acceleration of electronic transactions versus in - office transactions Expand Product Utilization BY NEW AND EXISTING CUSTOMERS 23

1,636 1,312 1,409 1,364 1,514 1,395 811 607 737 761 890 734 $99.5 $79.3 $81.6 $85.3 $92.2 $92.4 $0 $20 $40 $60 $80 $100 $120 0 700 1,400 2,100 2020 2021 2022 2023 2024 2025 New Business (R) NEW BUSINESS (MIL) REFERRALS REFERRALS & NEW BUSINESS Gross (L) Closed (L) Expand Product Utilization BY NEW AND EXISTING CUSTOMERS 24

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 25

$0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 2020 2021 2022 Insured Deposits (L) 2025 CONTINGENCY LIQUIDITY ($000s) (Cash & FHLB Capacity) INSURED DEPOSITS ($000s) LIQUIDITY vs. INSURED DEPOSITS 2023 2024 Contingency Liquidity (R) Deliver Gains in Operation Excellence % Insured of Total Deposits 79.5% 78.7% 79.7% 78.6% 26 75.7% 74.1%

Deliver Gains in Operation Excellence $1,299,697 $1,362,961 $1,352,016 $1,366,667 $1,427,318 $1,479,982 8,543 8,614 8,514 8,549 8,750 8,886 0 1,000 7,000 6,000 5,000 4,000 3,000 2,000 8,000 9,000 10,000 $0 $250,000 $500,000 $750,000 $1,000,000 $1,250,000 $1,500,000 2023 2024 2025 Number of Loans Serviced (R) NUMBER OF LOANS $ OF LOANS ($000s) 2020 2021 2022 Servicing Portfolio (L) 5 - YEAR CAGR OF 3.0% MORTGAGE SERVICING PORTFOLIO 27

Deliver Gains in Operation Excellence 14.2% 15.2% 14.7% 14.7% 14.7% 13.0% 0.0 9.0 6.0 3.0 12.0 15.0 18.0 2020 2021 2022 Total Risk Based Capital 2025 RATIO (%) TOTAL RISK BASED CAPITAL 2023 2024 Well Capitalized 63% above well capitalized minimum 28

$10.39 $11.59 $13.27 $15.39 $15.23 $16.30 $17.60 $17.95 $19.42 $20.66 $21.44 $1.19 $1.38 $1.51 $1.51 $1.96 $2.56 $1.77 $1.75 $1.72 $2.19 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 Earnings Per Share Tangible Book Value 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 TBV* (L) EPS (R) *Adjusted for AOCI Deliv er Gains in Operation Excellence Tax Change $1.74 TBV AND EPS PERFORMANCE TBV 29 CAGR of 5.1%

Deliver Gains in Operation Excellence Dividend Payout Ratio 20.41% 17.19% 27.12% 29.71% 32.56% 27.37% 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 Percent 2020 2021 2022 2023 2024 2025 Payout Ratio Average Annual Dividend 0.20 0.24 0.28 0.33 0.36 0.40 0.44 0.48 0.52 0.56 0.60 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 Dollars 10 YEAR CAGR OF 9.6% 30

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 31

Sustain Asset Quality * Peer group consists of S&P Capital 2025 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $1.0 billion and $2.77 billion. 0.58% 0.49% 0.38% 0.25% 0.40% 0.30% 0.49% 0.41% 0.40% 0.23% 0.28% 0.41% 0.22% 0.19% 0.20% 0.13% 0.11% 0.16% 0.00% 0.50% NON - PERFORMING ASSETS / TOTAL ASSETS 1.00% 2020 2023 2024 2025 PERCENTAGE SBFG 2021 2022 Peer Group Median* Top Quartile* 32

Sustain Asset Quality * Peer group consists of S&P Capital 2025 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $1.0 billion and $2.77 billion. - 0.05% 0.00% 0.05% 0.10% 2020 2021 2024 2025 NCOs/ AVERAGE LOANS SBFG 2022 2023 Peer Median* Top Quartile* PERCENTAGE 33

0 600 500 400 300 200 100 2020 2021 2024 2025 PERCENTAGE RESERVE TO NON - PERFORMING LOANS SBFG 2022 Median 2023 Top Quartile Sus tain Asset Quality * Peer group consists of S&P Capital 2025 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $1.0 billion and $2.77 billion. 34

Sustain Asset Quality 1.80 1.60 1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00 18.0 16.0 14.0 12.0 10.0 8.0 6.0 4.0 2.0 0.0 2020 2021 2022 2023 2024 2025 Coverage (%) Reserves (Mil $) LOAN LOSS RESERVE Reserves (L) Coverage (R) 75th Percentile (R) $1.4M Added 1/1/23 – CECL Adoption * Peer group consists of S&P Capital 2025 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $1.0 billion and $2.77 billion. 35

Sustain Asset Quality 2.06% 2.42% 1.30% 0.90% 0.62% 0.49% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $0 $5,000 $10,000 $15,000 $20,000 $25,000 2020 2021 Special Mention (L) 2022 2023 Classified (L) 2024 Criticized (R) 2025 (000’s) Criticized Loans $17,995 $20,106 $12,543 $9,030 $6,439 $5,744 36

Key Initiatives Become a Russell 2000, High - Performing Financial Services Conglomerate Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality 37